QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 25, 2003

CNH CAPITAL RECEIVABLES INC./
CNH EQUIPMENT TRUST 2003-B
(Exact Name of Registrant as Specified in Charter)

Delaware Delaware	333-98887 333-98887-01	39-1995297 20-0405729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 South Saunders Road, Lake Forest c/o The Bank of New York (Delaware, White Clay Center, Route 273, Newark, Delaware		60045 19711
(Address of Principal Executive Offices)		(Zip Code)

(847) 735-9200
(302) 283-8079
Registrant's telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

        The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7.    Financial Statements and Exhibits

  (c)
  Exhibits.
Exhibit No.	Document Description
1.1	Underwriting Agreement dated November 13, 2003 among CNH Capital Receivables Inc., Case Credit Corporation, Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
4.1	Indenture dated as of November 1, 2003 between CNH Equipment Trust 2003-B and JPMorgan Chase Bank.
4.2	Trust Agreement dated as of November 1, 2003 between CNH Capital Receivables Inc. and The Bank of New York.
4.3	Sale and Servicing Agreement dated as of November 1, 2003 among CNH Capital Receivables Inc., Case Credit Corporation and CNH Equipment Trust 2003-B.
4.4	Case Purchase Agreement dated as of November 1, 2003 between Case Credit Corporation and CNH Capital Receivables Inc.
4.5	NH Purchase Agreement dated as of November 1, 2003 between New Holland Credit Company, LLC and CNH Capital Receivables Inc.
4.6	Administration Agreement dated as of November 1, 2003 among CNH Equipment Trust 2003-B, JPMorgan Chase Bank and Case Credit Corporation.
4.7	Confirmation of Swap Transaction (Class A-3a Notes) dated as of November 25, 2003 between CNH Equipment Trust 2003-B and Merrill Lynch Capital Services, Inc.
4.8	Confirmation of Swap Transaction (Class A-4a Notes) dated as of November 8, 2003 between CNH Equipment Trust 2003-B and Deutsche Bank AG, New York Branch.
8.1	Federal and Illinois Tax and ERISA Opinion of Mayer, Brown, Rowe & Maw LLP dated November 25, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant and Co-Registrant have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES INC. (Registrant)
Dated: November 25, 2003	By:	/s/ BRIAN O'KEANE Brian O'Keane Assistant Treasurer
CNH EQUIPMENT TRUST 2003-B
	By:	Case Credit Corporation, Administrator of the CNH Equipment Trust 2003-B (Co-Registrant)
Dated: November 25, 2003	By:	/s/ BRIAN O'KEANE Brian O'Keane Assistant Treasurer

INDEX TO EXHIBITS

Exhibit No.	Document Description
1.1	Underwriting Agreement dated November 13, 2003 among CNH Capital Receivables Inc., Case Credit Corporation, Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
4.1	Indenture dated as of November 1, 2003 between CNH Equipment Trust 2003-B and JPMorgan Chase Bank.
4.2	Trust Agreement dated as of November 1, 2003 between CNH Capital Receivables Inc. and The Bank of New York.
4.3	Sale and Servicing Agreement dated as of November 1, 2003 among CNH Capital Receivables Inc., Case Credit Corporation and CNH Equipment Trust 2003-B.
4.4	Case Purchase Agreement dated as of November 1, 2003 between Case Credit Corporation and CNH Capital Receivables Inc.
4.5	NH Purchase Agreement dated as of November 1, 2003 between New Holland Credit Company, LLC and CNH Capital Receivables Inc.
4.6	Administration Agreement dated as of November 1, 2003 among CNH Equipment Trust 2003-B, JPMorgan Chase Bank and Case Credit Corporation.
4.7	Confirmation of Swap Transaction (Class A-3a Notes) dated as of November 25, 2003 between CNH Equipment Trust 2003-B and Merrill Lynch Capital Services, Inc.
4.8	Confirmation of Swap Transaction (Class A-4a Notes) dated as of November 8, 2003 between CNH Equipment Trust 2003-B and Deutsche Bank AG, New York Branch.
8.1	Federal and Illinois Tax and ERISA Opinion of Mayer, Brown, Rowe & Maw LLP dated November 25, 2003.

QuickLinks

  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS